UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6449

Frontier Funds, Inc.

(Exact name of registrant as specified in charter)

333 Bishop’s Way

Suite 122

Brookfield, WI 53005

(Address of principal executive offices)

(Zip code)

CSC-Lawyers Incorporating Service

100 Light Street, 6th Floor

Baltimore, Maryland 21202

(Name and address of agent for service)

With Copy To:

Robert J. Philipp, Esq.

Kranitz & Philipp

2230 East Bradford Avenue

Milwaukee, Wisconsin 53211

Registrant's telephone number, including area code: (262) 436-8700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

The Frontier MicroCap Fund

September 30, 2008

October 31, 2008

Dear Fellow Shareholders,

Frontier MicroCap Fund’s portfolio managers have provided the following discussion regarding the management of the Fund’s performance, strategies, and its outlook for the months ahead.

Market Overview:  The U.S. economy and financial market are experiencing significant deterioration and heightened volatility over the reporting period.  U.S. economic growth slowed significantly.  The housing market has deteriorated, corporate investments are subdued, job market is markedly weaker, and credit is tighter as banks recuperate.   In the past years we have seen many turbulent markets, but the latest market is by far the most unsettling.

No one can predict the out come, but as with past challenging moments, we will survive this moment.  Some of these past challenging moments were the collapse of the Nifty Fifty in the early 1970’s, the first and second oil shocks in the 1970’s, the savings and loan crisis in the late 1980’s, and the tech bubble that ended in March 2000.  The U.S. federal government has responded to the current crisis, and even though it may be painful, we will survive.

As investors, it is natural to feel discouraged and even overwhelmed by disappointing returns and market volatility.  The normal condition of the economy and corporate earnings is one of growth, with periodic interruptions.  Usually, after a period of weakness the economy is likely to regain its momentum and produce the economic growth and earnings that investors are looking for. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial advisor.

Strategy overview:  The Fund’s analysts research companies by studying their financial statements and talking with top executives.  Freedom Investors Corp has entered into an agreement with Edgewater Research Partners to provide research on small cap companies.  The research of David Lavigne, owner and research analysis of Edgewater Research Partners, will be a positive step for the Fund.

The Fund emphasized companies with superior growth potential that we believed to be misunderstood by the market.  We are concentrating on energy and green technology markets.  There are always new companies that bring interesting and cost saving products to the market.  We will continue to try to exploit the inefficiencies in these situations.

Fund Holding:  Holdings in the medical services industry had a positive effect on the portfolio, while technology, communications and consumer durables had a negative impact on the portfolio.  Management still believes the all phases of the medical and biotechnology are posed to do well in 2009.  The new administration may make it challenging for funds who will face new tax and credit policies, and how these will affect small companies.   We will continue to look for companies that will capture the growth market through this difficult time.

Outlook for the Fund:  The Fund’s total return for the fiscal year ending September 30, 2008, was a negative 58.82%, compared to the Russell 2000 which was a negative 14.48% while the Standard and Poor’s 500 was a negative 21.98% the same time period.  The expenses of the Fund had a considerable influence on the total return.  This impact is directly due to the overall size of the Fund’s asset base.  Management is working diligently in increase the asset base, which should bring economies of scale into play and help the total return in the future.

The portfolio remains well diversified across a wide range of sectors, with the largest weighings in the healthcare sector.  Our analyst believes the micro cap arena will continue to have multiple inefficiencies and will provide many opportunities across all sectors with special emphasis on medical and technology.  Management of the MicroCap Fund has made changes to stimulate growth.  Hopefully you will see these changes affect the performance of the Fund over the next six months. Although there is no guarantee the Fund will achieve its objectives, we believe that the research, diversification and active management that mutual funds provide continue to make them an intelligent choice for investors.

The management of the Frontier MicroCap Fund, under the leadership of Joel Blumenschein continues to focus on investment performance and remains committed to putting the interest of shareholders first.

Thank you for your ongoing support and please feel free to contact us with any questions or comments.

Sincerely,

Amy Siesennop

President

The views expressed in this report are not meant as investment advice.  The Fund invests some or all of its assets in small and/or micro cap companies.  Such investments increase the risk of greater price fluctuation.

The Frontier MicroCap Fund

September 30, 2008

Performance Illustration

Comparison of change in value of a $10,000 investment in

The Frontier MicroCap Fund

and Standard & Poor’s 500 Index and Russell 2000 Index

	Total Return One Year	Average Annualized Total Return Five Years	Average Annualized Total Return Ten Years	Average Annualized Total Return Since Inception	Value of a $10,000 Investment
The Frontier Micro Cap Fund	-58.82%	-21.74%	-26.42%	-24.92%	$74
S&P 500	-21.98%	5.16%	3.06%	8.85%	$42,060
Russell 2000	-14.48%	8.07%	7.87%	9.31%	$45,203

*Period beginning October 24, 1991 (The Frontier MicroCap Fund’s commencement of operations)

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Unlike our Fund, the Standard & Poor’s 500 and Russell 2000® indices do not reflect fees and expenses and are unmanaged indicators of financial performance and, as such, they are not sold as investments. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-800-231-2901.

THE FRONTIER MICROCAP FUND

           PORTFOLIO ANALYSIS

              SEPTEMBER 30, 2008

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	The Frontier MicroCap Fund
	Schedule of Investments
	September 30, 2008

Shares		Value

COMMON STOCKS - 103.11%

Agricultural Chemicals - 7.71%
4,000	Bion Environmental Technologies, Inc. *	$ 8,400

Agricultural Products-Livestock & Animal Specialties - 0.51%
2,000	Eternal Technologies Group, Inc. *	560

Biological Products - 1.60%
83	Qiagen NV (Netherlands) *	1,638
3,600	Symbollon Corp. *	101
		1,739
Calculating & Accounting Machines - 0.18%
192	Secure Alliance Holdings Corp.	194

Commercial Printing - 0.51%
3,000	Kolorfusion International, Inc. *	120
2,200	We-R-You Corp. *	440
		560
Communications Services & Equipment - 6.07%
134	Cardinal Communications, Inc. *	-
3,500	Distinctive Devices, Inc. *	39
500	NextPhase Wireless, Inc. *	80
70,000	Nighthawk Systems, Inc. *	2,450
100	Proxim Corp. *	1
1,000	WPCS International, Inc. *	4,050
		6,620
Computer Technology - 8.07%
600	Alanco Technologies, Inc. *	654
10,000	Authentidate Holding Corp. *	4,600
2,000	Egames, Inc. *	1,300
300	Evolving Systems, Inc. *	462
200	Forlink Software Corp., Inc. *	240
1,334	Identiphi, Inc. *	160
3,000	Ilinc Communications, Inc. *	630
4,000	Insynq, Inc. *	-
300	Interlink Electronics, Inc. *	132
500	Socket Communications, Inc. *	252
133	Voxware, Inc. *	366
		8,796
Crude Petroleum & Natural Gas - 1.40%
5,000	Far East Energy Corp. *	1,525

Electromedical & Electrotherapy - 2.34%
5,000	Dynatronics Corp. *	2,099
600	Echo Therapeutics, Inc. *	456
		2,555
Finance Services - 2.85%
1,000	Global Axcess Corp. *	250
568	Standard Holdings Group Ltd. *	25
2,836	Standard Holdings Group Ltd. * †	2,836
		3,111
Food And Kindred Products - 1.20%
2,000	New Dragon Asia Corp. (China) *	800
5,100	Z-Trim Holdings, Inc. *	510
		1,310
Games, Toys & Children's Vehicles - 4.66%
1,000	Action Products International, Inc. *	1,240
8,000	Mad Catz Interactive, Inc. *	3,839
		5,079
Household Audio & Video Equipment - 0.12%
10,000	SLS International, Inc. *	130

In Vitro & In Vivo Diagnostic Substances - 3.27%
2,000	Immunomedics, Inc. *	3,560

Instruments For Measuring & Testing - 0.94%
1,000	Wireless Telecom Group, Inc. *	1,020

Investors - 0.36%
9,700	CVF Technologies Corp. *	388

Jewelry, Precious Metal - 1.39%
1,500	LJ International, Inc. (Hong Kong) *	1,515

Laboratory Analytical Instruments - 0.50%
34	Clinical Data, Inc. *	547

Land Subdividers & Developers - 1.27%
231,000	Falcon Ridge Development, Inc. *	1,386

Measuring & Controlling Devices - 4.57%
2,100	Pressure Biosciences, Inc. *	4,977

Medicinal Chemicals & Botanical Products - 0.55%
40,000	China Holdings, Inc. *	600

Metal Mining - 1.24%
667	API Nanotronics Corp. *	533
625	Rock Energy Resources, Inc. *	819
		1,352
Miscellaneous - 0.01%
500	Angelciti Entertainment, Inc. *	1
9	Progressive Gaming International Corp. *	13
3,000	Smartire Systems, Inc. *	-
2,000	Stonepath Group, Inc. *	-
		14
Motorcycles, Bicycles & Parts - 0.28%
1603	Viper Powersports, Inc. *	305

Pharmaceutical Preparations - 23.43%
2500	Geopharma, Inc. *	3,200
1,000	QLT, Inc. (Canada) *	3,260
12,000	Provectus Pharmaceutical, Inc. *	19,080
		25,540

Semiconductors & Related Devices - 0.22%
25	Conexant Systems, Inc. *	100
1,000	Dpac Technologies Corp. *	30
200	Emagin Corp. *	108
		238
Services-Advertising - 6.97%
40,000	Waytronx, Inc. *	7,600

Services-Business Services - 14.62%
3,000	Cash Technologies, Inc. *	810
15,000	Datalogic International, Inc. *	6
223	Flo Corp. *	56
500	Global Network, Inc. *	60
4,900	International Monetary Systems Ltd. *	1,617
15	Sancon Resource Recovery, Inc. *	6
1,274	Transcend Services, Inc. *	13,364
14	Unity One Capital, Inc. *	-
5	Western Capital Resources, Inc. *	20
		15,939
Services-Educational Services - 2.94%
400	Princeton Review, Inc. *	3,200

Services-Management Consulting - 3.03%
55,000	Small Business Co. *	3,300

Services-Medical Laboratories - 3.67%
2,000	American Shared Hospital Services *	4,000

Special Industry Machinery - 1.97%
666	Tegal Corp. *	2,144

Surgical & Medical Instruments - 2.88%
7,500	Acunetx, Inc. *	225
50	Cardiac Science Corp. *	518
300	Cardiotech International, Inc. *	132
900	Memry Corp. *	2,259
		3,134
Television Advertising - 0.00%
200	Mindpix Corp. *	1

Telephone & Telegraph Apparatus - 0.12%
27,513	Hop-On.Com, Inc. *	124
10,000	Telenetics Corp. *	6
		130
Telephone Communications - 1.81%
300	City Telecom (HK) Ltd. (Hong Kong) ADR	945
20	Ebenefitsdirect, Inc. *	-
50	Epicus Communications Group, Inc. *	-
8,000	GlobalNet Corp. *	1
200	Multiband Corp. *	316
7,000	Newmarket Technology, Inc. *	609
2,000	SVI Media, Inc. *	100
5,000	Viseon, Inc. *	6
		1,977
Television Broadcasting Stations - 0.37%
900	OBN Holdings *	405

Wholesale-Groceries & Related Products - 0.28%
5,000	Growers Direct Coffee Company, Inc. *	300

Wholesale-Medical, Dental & Hospital Equipment & Supplies - 0.03%
10,000	Molecular Imaging Corp. *	28

Wholesale-Miscellaneous Nondurable Goods - 0.01%
1,000	AHPC Holdings, Inc. *	15

TOTAL FOR COMMON STOCKS (Cost $426,056) - 113.95%		$ 124,194

SHORT TERM INVESTMENTS - 0.06%
62	First American Treasury Obligation Class Y 0.64% ** (Cost $62)	62

TOTAL INVESTMENTS (Cost $426,118) - 114.01%		$ 124,256

LIABILITIES IN EXCESS OF OTHER ASSETS - (14.01)%		(15,269)

NET ASSETS - 100.00%		$ 108,987

* Non-income producing securities during the period.
† Restricted Security
ADR - American Depository Receipt
** Variable rate security; the coupon rate shown represents the yield at September 30, 2008.
The accompanying notes are an integral part of these financial statements.

The Frontier MicroCap Fund
Statement of Assets and Liabilities
September 30, 2008

Assets:
Investments in Securities, at Value (Cost $426,118)	$ 124,256
Receivables:
Due From Advisor	2,743
Total Assets	126,999
Liabilities:
Other Accrued Expenses	18,012
Total Liabilities	18,012

Net Assets	$ 108,987

Net Assets Consist of:
Paid In Capital	$ 1,082,435
Accumulated Realized Loss on Investments - Net	(671,586)
Unrealized Depreciation in Value of Investments	(301,862)
Net Assets, for 1,567,048 Shares Outstanding	$ 108,987

Net Asset Value and Redemption Price Per Share	$ 0.07

Maximum Offering Price Per Share ($0.07/95.5%)	$ 0.07

The accompanying notes are an integral part of these financial statements.

The Frontier MicroCap Fund
Statement of Operations
For the year ended September 30, 2008

Investment Income:
Dividends	$ 94
Interest	1,540
Total Investment Income	1,634

Expenses:
Advisory Fees (Note 4)	3,210
Transfer Agent Fees	11,583
Audit Fees	10,920
Legal Fees	9,828
Custodial Fees	7,860
Trustee Fees	6,734
Registration	4,958
Miscellaneous	1,092
Printing and Mailing	1,092
Insurance	376
Total Expenses	57,653
Fees Waived by Advisor (Note 4)	(3,210)
Fees Reimbursed by the Advisor (Note 4)	(9,671)
Fees Waived by Service Provider (Note 5)	(5,395)
Net Expenses	39,377

Net Investment Loss	(37,743)

Realized and Unrealized Loss on Investments:
Realized Loss on Investments	(28,603)
Net Change in Unrealized Depreciation on Investments	(113,518)
Net Realized and Unrealized Loss on Investments	(142,121)

Net Decrease in Net Assets Resulting from Operations	$ (179,864)

The accompanying notes are an integral part of these financial statements.

The Frontier MicroCap Fund
Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	9/30/2008	9/30/2007
Decrease in Net Assets From Operations:
Net Investment Loss	$ (37,743)	$ (37,900)
Net Realized Gain (Loss) on Investments	(28,603)	8,841
Unrealized Appreciation (Depreciation) on Investments	(113,518)	25,512
Net Decrease in Net Assets Resulting from Operations	(179,864)	(3,547)

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	-
Total Distributions Paid to Shareholders	-	-

Capital Share Transactions (Note 6)	100,616	12,578

Total Increase (Decrease) in Net Assets	(79,248)	9,031

Net Assets:
Beginning of Year	188,235	179,204

End of Year (Including Undistributed Net Investment Loss of $0
and $0, respectively)	$ 108,987	188,235

The accompanying notes are an integral part of these financial statements.

The Frontier MicroCap Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

			For the Years Ended
	9/30/2008	9/30/2007	9/30/2006	9/30/2005	9/30/2004

Net Asset Value, at Beginning of Year	$ 0.17	$ 0.17	$ 0.21	$ 0.22	$ 0.25

Income From Investment Operations:
Net Investment Loss *	(0.02)	(0.03)	(0.06)	(0.04)	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.08)	0.03	0.02	0.03	0.00
Total from Investment Operations	(0.10)	(0.00)	(0.04)	(0.01)	(0.03)

Distributions:
Net Investment Income	-	-	-	-	-
Realized Gains	-	-	-	-	-
Total from Distributions	-	-	-	-	-

Net Asset Value, at End of Year	$ 0.07	$ 0.17	$ 0.17	$ 0.21	$ 0.22

Total Return	(58.82)%	0.00%	(19.05)%	(4.55)%	(12.00)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 109	$ 188	$ 179	$ 269	$ 487
Before Waivers
Ratio of Expenses to Average Net Assets	26.92%	30.00%	29.79%	17.67%	11.41%
Ratio of Net Investment Loss to Average Net Assets	(26.16)%	(29.69)%	(29.47)%	(17.58)%	(11.31)%
After Waivers
Ratio of Expenses to Average Net Assets	18.40%	18.40%	18.40%	15.00%	10.47%
Ratio of Net Investment Loss to Average Net Assets	(17.62)%	(18.08)%	(18.08)%	(14.91)%	(10.37)%
Portfolio Turnover	14.62%	17.56%	37.37%	3.81%	78.57%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

THE FRONTIER MICROCAP FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

1.)

ORGANIZATION

Frontier Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company.  The Corporation was established under the laws of Maryland on October 24, 1991.  The Corporation permits the Directors to issue 200,000,000 shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies.  The Frontier MicroCap Fund (the “Fund”) to which the Fund’s Board of Directors has initially allocated 80,000,000 shares with a $.01 par value is the only current series of the Corporation. From inception through 2004, the Fund was known as the Frontier Equity Fund. The investment objective of the Fund is to provide long-term capital appreciation on its assets.

2.)

SIGNIFICANT ACCOUNTING POLICIES

Security Valuation- Each security owned by the Fund that is listed on an exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  In the event that the security is listed on more than one exchange, the Fund will use the price on that exchange which it generally considers to be the principal exchange on which the stock is traded. Securities and other assets for which market quotations are not readily available or are deemed unreliable, are valued by appraisal at their fair values as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.  The Fund values money market instruments that it holds with remaining maturities of less than 60 days at their amortized cost.  As the Fund invests primarily in micro-cap companies, other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to:  (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into restructuring; and (c) securities whose trading has been halted or suspended. Valuing securities at fair value involves greater reliance on judgment than securities that have already available market quotations. There can be no assurance that the Fund can obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

SHARE VALUATION- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

SECURITY TRANSACTION TIMING- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The

THE FRONTIER MICROCAP FUND

NOTES TO FINANCIAL STATEMENTS(CONTINUED)

      SEPTEMBER 30, 2008

Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

INCOME TAXES- The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

DISTRIBUTIONS TO SHAREHOLDERS-   The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

USE OF ESTIMATES- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

OTHER- Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

RECLASSIFICATIONS - In accordance with SOP 93-2, the Fund has recorded a reclassification to the capital accounts.  As of September 30, 2008 the Fund recorded permanent book/tax differences of $37,743 from net investment loss to paid-in capital.  This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

NEW ACCOUNTING PRONOUNCEMENTS - The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 - Accounting for Uncertainty in Income Taxes on March 1, 2007. FASB Interpretation No. 48 requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits, they have a more than fifty percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted to reflect only those tax

THE FRONTIER MICROCAP FUND

NOTES TO FINANCIAL STATEMENTS(CONTINUED)

      SEPTEMBER 30, 2008

positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”).  FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  FAS 157 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which FAS 157 is initially applied.  Management is currently evaluating the application of FAS 157 to the Fund and will provide additional information in relation to FAS 157 on the Fund’s semi-annual financial statements for the period ending March 31, 2009.

3.) RESTRICTED SECURITY

The investment in 2,836 shares of Standard Holdings Group Ltd. common stock, the sale of which is restricted, has been valued at $1 per share after considering certain pertinent factors. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTIES TRANSACTIONS

The Fund has an investment advisory agreement with Freedom Investors Corp. (the “Advisor”). Certain officers and directors of the Fund are also officers and directors of the Advisor.  Pursuant to this agreement, the Advisor furnishes continuous investment advisory and portfolio management services to the Fund.  The Advisor, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and executive personnel required in connection with the Advisor’s agreement to provide continuous investment advisory and portfolio management services to the Fund.  As compensation for these services, the Advisor is entitled to receive a monthly fee of 1/12 of 1.50% (1.50% per annum) of the daily net assets of the Fund.  The Advisor has voluntarily waived payment of its advisory fee since the inception of the Fund, although this waiver can be revoked at any time.  For the period of October 1, 2007 through September 30, 2008, the Advisor earned and waived its fee totaling $3,210. The Advisor has also agreed to waive its fee and/or reimburse the Fund in the amount, if any, by which the Fund’s total operating expenses for the last six months exceed 18.40% of the average net assets of the Fund.  The Fund was reimbursed $9,671 during the year ended September 30, 2008.

THE FRONTIER MICROCAP FUND

NOTES TO FINANCIAL STATEMENTS(CONTINUED)

      SEPTEMBER 30, 2008

Freedom Investors Corp. also serves as principal underwriter and national distributor (the “Distributor”) for the Fund.  They select brokers and other financial professionals to sell shares of the Fund and coordinate their marketing efforts. The Distributor received $157 for the year ended September 30, 2008.

The Advisor also executed all trades for the Fund for the year ended September 30, 2008 and received $496 in commissions.

5.)OTHER AGREEMENTS AND EXPENSE WAIVER

Mutual Shareholder Services (“MSS”) provides transfer agency and fund accounting services to the Fund.  MSS voluntarily agreed to waive a portion of their fees until the assets of the Fund become greater than two million dollars.  For the year ended September 30, 2008, MSS waived fees of $5,395.

6.) CAPITAL SHARE TRANSACTIONS

As of September 30, 2008 there were 80,000,000, $.01 par value shares of capital stock authorized, and paid-in capital amounted to $1,082,435.

The following is a summary of capital share transactions for the fiscal years ended September 30, 2008 and September 30, 2007, respectively:

	2008		2007
	Shares	Amount	Shares	Amount
Shares sold	1,065,891	$171,846	286,605	$50,287
Shares reinvested	-	-	-	-
Shares redeemed	(640,088)	(71,230)	(201,034)	(37,709)
Net Increase	425,803	$100,616	85,571	$12,578

7.) INVESTMENT TRANSACTIONS

For the year ended September 30, 2008, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $85,562 and $24,173, respectively.  There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes, the cost of investments owned at September 30, 2008 was $426,118.  At September 30, 2008, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$8,334	$(310,196)	$(301,862)

THE FRONTIER MICROCAP FUND

NOTES TO FINANCIAL STATEMENTS(CONTINUED)

SEPTEMBER 30, 2008

8.) DISTRIBUTIONS TO SHAREHOLDERS

      There were no distributions paid during the year ended September 30, 2008, or the fiscal year ended September 30, 2007.

9.) DISTRIBUTABLE EARNINGS

As of September 30, 2008 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Accumulated Net Realized Loss on Investments

             $(671,586)

Unrealized appreciation/(depreciation) on Investments

               (301,862)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of

Frontier Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Frontier MicroCap Fund (the Fund), a series of the Frontier Funds, Inc., including the schedule of investments, as of September 30, 2008 and the related statement of operations for the year then ended and the statements of changes in net assets for the two year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for each of the years in the two year period ended September 30, 2005 were audited by other auditors whose report dated November 14, 2005, expressed an unqualified opinion on this information.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of September 30, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Frontier MicroCap Fund as of September 30, 2008, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

November 21, 2008

The Frontier MicroCap Fund
Expense Illustration
September 30, 2008 (Unaudited)

Expense Example

As a shareholder of the The Frontier MicroCap Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (2) management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2008 through September 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2008	September 30, 2008	April 1,2008 to September 30,2008

Actual	$1,000.00	$636.36	$75.48
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$932.82	$89.15

* Expenses are equal to the Fund's annualized expense ratio of 18.40%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Directors and Officers

The Board of Directors (“Board”) supervises the business activities of the Fund.  The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with the advisor, administrator, independent accountant, transfer agent and custodian.

The management of the Fund's day-to-day operations is delegated to its officers, the Fund's advisor and the administrator, subject always to the investment objective and policies of the Fund and to general supervision by the Board.  Each Director serves as a director until the next annual meeting of shareholders or until his successor is duly elected.

The Fund is not in a “family of funds” or a “fund complex”, and the only fund overseen by the Board is the Fund.  The address of each Director and Officer is c/o Frontier Funds, Inc., 333 Bishop Way, Ste 122, Brookfield, Wisconsin 53005.

The following table provides information regarding each Director who is not an “interested person” of Frontier and the Fund, as defined in the 1940 Act.

Name (and Age)	Position(s) Held with the Fund (and Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Kenneth W. Coshun (Age 75)	Director (since 1992)	Retired (since 1997)	None
Michael A. Bernatz (Age 50)	Director (since 2005)	Chief Financial Officer for: Milwaukee County Museum (since 2005) Lauber & Company (since 2004), European Touch Holdings Inc. (2002 – 2004)	None
Thomas A. Siesennop ^ (Age 41)	Director (since 2005)	Decision Support Analyst WEA Trust (since 1995) MBA (since 2004)	None

^ Brother-in-law to Amy Siesennop, considered independent as defined in the 1940 Act.

The following table provides information regarding each Director/Officer who is an “interested person” of Frontier and the Fund, as defined in the 1940 Act.

Name (and Age)	Position(s) Held with the Fund (and Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Amy L. Siesennop * (Age 49)	President and Treasurer (since 2003) and Director (since 1999) Chief Compliance Officer and Anti-money Laundering Officer (Since 2004)	President and Treasurer (since 2003) of Frontier; Administrative positions with Frontier and registered principal and representative of the Advisor, Freedom Investors Corp (since 1996).	None
Joel R. Blumenschein * (Age 48)	Vice President and Secretary (since 2003)	Manager of EZ Stock Inc. (since 2000) President of the Advisor, Freedom Investors Corp. (since 2002)	None

*  “Interested person,” as defined in the 1940 Act, of Frontier and the Fund because of his or her affiliation with the Advisor, Freedom Investors Corp.

THE FRONTIER MICROCAP FUND

ADDITIONAL INFORMATION (UNAUDITED)

SEPTEMBER 30, 2008

Code of Ethics - Information pursuant to the code of ethics that applies to the Fund’s principal executive officers may be found on our website or upon request, free of charge by calling 800-759-6089.

Controls and Procedures - The principal executive and financial officer reviewed and evaluated the effectiveness the Fund’s disclosure controls and procedures in September 2008.  The controls and procedures were found to be effective for the Fund, and no changes were made.

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30.  The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s third quarter Form N-Q was filed with the SEC on August 30, 2008. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-231-2901, free of charge.  The Fund’s policy and procedures for disclosure of portfolio holdings can be found on our website.  A list of our portfolio holdings is also available in this report and the semi-annual report.

Privacy Policy - At the Fund, we recognize and respect the privacy of each of our investors and their expectations for confidentiality.  The protection of investor’s information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.  The Fund will only disclose personal nonpublic information to third parties as necessary and as permitted by law.  We also restrict access to personal nonpublic information to employees, affiliates, and service providers involved in servicing your account.

The Fund maintains physical, electronic and procedural safe guards to guard nonpublic personal information of our customers.  More information regarding our privacy policy may be obtained on our website.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 231-2901 or (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  They are also available on our website, under the additional links tab.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.  Under the “Fund Information” tab, choose Proxy Results and then the Frontier Fund for the proxy voting results.

Additional Information - The Fund's Statement of Additional Information (SAI) includes additional information about the directors and is available, without charge, upon request.  You may call toll-free (800) 231-2901 to request a copy of the SAI or to make shareholder inquiries.  The SAI is also available on the Fund’s website.

Investment Advisory Renewal - The Board reviewed the current advisory contract with Freedom Investors Corp. (FIC), Form ADV part 2, FIC’s audited financial statements for their year ending June 30, 2007.  The Board discussed the nature, extent, and quality of services provided by FIC.

It has been acknowledged by the Board that the Advisor has continued to waive their fees, which makes it difficult to compare the value of FIC’s services with other advisors.  Economies of scale will be reached as other portfolios or new monies are added, since the fixed expenses will not increase with each new portfolio.  Once the Fund grows with new assets or other portfolios are added, the expense ratio for the Fund will be divided between the portfolios, decreasing the expense for each Fund.

The Advisor provides administrative work at no cost to the Fund, which is a valuable asset.  The compliance officer of the Advisor keeps FIC up to date and in compliance with SEC, FINRA and other regulatory agencies, and keeps the Board informed regarding new rules and regulations.

The Board also reviewed the distribution contract for the Fund with FIC.  There have been no changes from the previous year and the Board is satisfied with the services provided.

Based on the Board’s discussion and relevant information regarding the above, the Board adopted the Advisory agreement dated November 23, 2004 on behalf of the Fund for the fiscal year ending September 20, 2008.  The Board also adopted the Distribution Agreement dated November 23, 2004 on behalf of the Fund for the fiscal year ending September 30, 2008.

Board of Directors

Amy L. Siesennop

Kenneth W. Coshun

Michael A. Bernatz

Thomas A. Siesennop

Investment Advisor

Freedom Investors Corp.

333 Bishops Way, Ste 122

Brookfield, WI  53005

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

US Bank NA

425 East Walnut Street

Cincinnati, Ohio  45201

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA 19001-2607

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Frontier MicroCap Fund, Inc.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  No amendments

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that Michael Bernatz is an audit committee financial expert.  Mr. Bernatz is independent for purposes of this Item 3.

A financial expert may have acquired the required attributes of an "audit committee financial expert" through:  Mr. Ackley is qualified as a financial expert based on his education and experience as a public accountant, and his experience as a supervising public accountant.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2008

$ 10,000

FY 2007

$ 10,000

(b)

Audit-Related Fees

Registrant

[Adviser]

FY 2008

$0.00

$0.00

FY 2007

$0.00

$0.00

Nature of the fees:

Annual Audit

(c)

Tax Fees

Registrant

[Adviser]

FY 2008

$ 1,000.00

$0.00

FY 2007

$ 1,000.00

$0.00

Nature of the fees:

Tax Preparation

(d)

All Other Fees

Registrant

[Adviser]

FY 2008

$0.00

$0.00

FY 2007

$0.00

$0.00

Nature of the fees:

Consulting and review of the semi-annual report

(e)

(1)

Audit Committee’s Pre-Approval Policies

Annual Audit:

To approve prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Fund’s financial statements, to recommend to those Board member who are not interested person the selection, retention or termination of the Fund’s independent audit and to review and evaluate matters potentially affecting the independence and capabilities of the auditors,  To review and approve the fees proposed to be charges. To review the arrangements for and scope of the annual audit.

Special Services:  To approve prior to appointment the engagement of the auditor to provide other audit services or non-audit services to the Fund, such as tax preparation.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

0%

(f)

Option 1 – Less than 50%

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

[Adviser]

FY 2008

$0.00

$0.00

FY 2007

$0.00

$0.00

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of August 22, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontier Funds, Inc.

By /s/Amy L. Siesennop

*President

Date December 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Amy L. Siesennop

*President

Date December 3, 2008

By /s/Joel R Blumenschein

*Vice President

Date December 3, 2008

* Print the name and title of each signing officer under his or her signature.